Variable Interest Entities	12 Months Ended
Dec. 31, 2017
Variable Interest Entities
Variable Interest Entities

Note 17—Variable Interest Entities

        Our involvement with VIEs primarily affects our financial performance and cash flows through amounts recorded in interest income, interest expense, provision for loan losses and through activity associated with our derivative instruments.

        Consolidated VIEs.    We have determined that our operating partnership, ARLP, and our CLO and Debt Fund subsidiaries, which are owned by ARLP, are VIEs. ARLP is already consolidated in our financial statements, therefore, the identification of this entity as a VIE had no impact on our consolidated financial statements.

        Our CLO and Debt Fund consolidated subsidiaries invest in real estate and real estate-related securities and are financed by the issuance of debt securities. We, or one of our affiliates, are named collateral manager, servicer, and special servicer for all collateral assets held in CLOs, which we believe gives us the power to direct the most significant economic activities of those entities. We also have exposure to losses to the extent of our equity interests and also have rights to waterfall payments in excess of required payments to bond investors. As a result of consolidation, equity interests have been eliminated, and the consolidated balance sheets reflect both the assets held and debt issued by the CLOs and Debt Fund to third parties. Our operating results and cash flows include the gross amounts related to CLO and Debt Fund assets and liabilities as opposed to our net economic interests in those entities.

        The assets and liabilities related to these consolidated CLOs and Debt Fund are as follows (in thousands):

	December 31, 2017	December 31, 2016
Assets:
Restricted cash	$138,736	$15,542
Loans and investments, net	1,836,744	957,528
Due from related party	24	—
Other assets	13,987	6,982

Total assets	$1,989,491	$980,052

Liabilities:
Collateralized loan obligations	$1,418,422	$728,441
Debt fund	68,084	—
Other liabilities	2,046	1,646

Total liabilities	$1,488,552	$730,087

        Assets held by the CLOs and Debt Fund are restricted and can only be used to settle obligations of the CLOs and Debt Fund, respectively. The liabilities of the CLOs and Debt Fund are non-recourse to us and can only be satisfied from each respective asset pool. See Note 12—Debt Obligations for details.

        We are not obligated to provide, have not provided, and do not intend to provide financial support to any of the consolidated CLOs or Debt Fund.

        Unconsolidated VIEs.    We determined that we are not the primary beneficiary of 21 VIEs in which we have a variable interest as of December 31, 2017 because we do not have the ability to direct the activities of the VIEs that most significantly impact each entity's economic performance.

        The following is a summary of our variable interests in identified VIEs, of which we are not the primary beneficiary, as of December 31, 2017 (in thousands):

Type	Carrying Amount(1)
Loans	$321,171
B Piece bonds	27,837
Agency IOs	4,051
Equity investments	2,141

Total	$355,200

(1)

Represents the carrying amount of loans and investments before reserves. At December 31, 2017, $161.8 million of loans to VIEs had corresponding loan loss reserves of $61.1 million. See Note 4—Loans and Investments for details. In addition, the maximum loss exposure at December 31, 2017 would not exceed the carrying amount of our investment for all VIEs presented above.

        These unconsolidated VIEs have exposure to real estate debt of approximately $2.19 billion at December 31, 2017.